   SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

                                                                    Pursuant to Section 13 or 15(d) of the

                                                                           Securities Exchange Act of 1934

                                              Date of Report (Date of earliest event reported):  July  22, 2003

                                                                            McMoRan Exploration Co.

                  Delaware

          001-07791

  72-1424200

  (State or other

        (Commission

(IRS Employer

  jurisdiction of

         File Number)

Identification

  incorporation or

                 Number)

  organization)

                                                                                1615 Poydras Street

                                                                      New Orleans, Louisiana  70112

Registrant's telephone number, including area code:  (504) 582-4000

Item 9. Regulation FD Disclosure

The following information is being furnished under Item 12.

McMoRan Exploration Co. issued a press release dated July 22, 2003 regarding its second-quarter and six-months 2003 results (Exhibit 99.1) and presented slides (Exhibit 99.2) on its web site that accompanied its earnings conference call.

SIGNATURE

------------------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

McMoRan Exploration Co.

By:  /s/ C. Donald Whitmire, Jr.

     ------------------------------------

         C. Donald Whitmire, Jr.

    Vice President & Controller –

          Financial Reporting

    (authorized signatory and

     Principal Accounting Officer)

Date:  July 23, 2003

McMoRan Exploration Co.

Exhibit Index

Exhibit

Number

99.1

Press Release dated July  22, 2003  “McMoRan Exploration Co. Reports Second Quarter and Six Month 2003 Results.”

99.2

Slides presented in conjunction with July  22, 2003 McMoRan second-quarter 2003 earnings conference call conducted via the internet.